SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                      September 30, 1997 (July 25, 1997)


                               GC COMPANIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


             Delaware                   1-12360              04-3200876
     ------------------------    ---------------------   -------------------
     (State of Incorporation)    (Commission File No.)      (IRS Employer
                                                         Identification No.)


                              27 Boylston Street
                         Chestnut Hill, Massachusetts
                  ----------------------------------------
                  (Address of principal executive offices)


                                (617) 278-5600
                      -------------------------------
                      (Registrant's telephone number)


                                   No Change
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)



     ITEM 5.   OTHER EVENTS.

                    Pursuant to a Stock Purchase Agreement, dated as
               of July 25, 1997, as amended by Amendment No. 1, dated as of September 24, 1997 (as amended, the "Agreement"), by and among General Cinema International, Inc. (the "Buyer"), United Artists Theatre Circuit, Inc., UA Mexico Holdings, S.A. de C.V. ("UA Mexico"), UATC Europe B.V. ("UATC Europe") and Fondo Optima, S.A. de C.V. ("Fondo Optima"), the Buyer agreed, subject to the satisfaction of certain conditions, to purchase (1) from UA Mexico, all of the issued and outstanding capital stock of (i) Cinemas United Artists, S.A. de C.V., (ii) Servicios Cinematograficos Especializados, S.A. de C.V. and (iii) Operadora de Cinemas, S.A. de C.V., owned by UA Mexico; and (2) from UATC Europe and Fondo Optima, all of the issued and outstanding capital stock of Cinemas United Artists de Argentina, S.A., owned by UATC Europe and Fondo Optima, respectively.

                    Upon satisfaction of the conditions in the
               Agreement, including the negotiation and documentation of certain agreements between the Buyer and Fondo
               Optima, the closing under the Agreement took place on September 26, 1997.

                    On September 29, 1997, GC Companies, Inc. issued
               a press release, which is attached hereto as Exhibit
               99.1.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits:

                    10.18 Stock Purchase Agreement, dated as of July 25, 1997, by and among General Cinema International, Inc., United Artists Theatre Circuit, Inc., UA Mexico Holdings, S.A. de C.V., UATC Europe B.V. and Fondo Optima, S.A. de C.V.

                    10.19 Amendment No. 1, dated as of September 24, 1997, by and among General Cinema International, Inc., United Artists Theatre Circuit, Inc., UA Mexico Holdings, S.A. de C.V., UATC Europe B.V. and Fondo Optima, S.A. de C.V.

                    99.1 Press Release entitled "GC Companies, Inc. Purchases Theatre Assets in Mexico and
                          Argentina - General Cinema Theatres Expands into Latin America."



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 30, 1997

                                        GC COMPANIES, INC.
                                           (Registrant)

                                        By: /s/ Robert A. Smith
                                           __________________________
                                           Name:  Robert A. Smith
                                           Title: President and Chief
                                                    Operating Officer



                               EXHIBIT INDEX

          Exhibit
          Number         Description
          -------        -----------
          10.18          Stock Purchase Agreement, dated as of July
                         25, 1997, by and among General Cinema
                         International, Inc., United Artists Theatre
                         Circuit, Inc., UA Mexico Holdings, S.A. de
                         C.V., UATC Europe B.V. and Fondo Optima, S.A.
                         de C.V.

          10.19 Amendment No. 1, dated as of September 24, 1997, by and among General Cinema International, Inc., United Artists Theatre Circuit, Inc., UA Mexico Holdings, S.A. de C.V., UATC Europe B.V. and Fondo Optima, S.A. de C.V.

          99.1           Press Release entitled "GC Companies, Inc.
                         Purchases Theatre Assets In Mexico And
                         Argentina - General Cinema Theatres Expands
                         Into Latin America."